UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):                October 26, 2005
Diamond Offshore Drilling, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13926	76-0321760

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
15415 Katy Freeway
Houston, Texas 77094

(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code:               (281) 492-5300
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On October 26, 2005, Diamond Offshore Drilling, Inc. issued a press release announcing its financial results for the fiscal quarter and nine-month period ended September 30, 2005. A copy of such press release is furnished herewith as Exhibit 99.1.
     The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” with the Securities and Exchange Commission and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits. The following exhibit is furnished as part of Item 2.02 of this Current Report on Form 8-K:

Exhibit number	Description
99.1	Press Release dated October 26, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND OFFSHORE DRILLING, INC.
By:	/s/ William C. Long
William C. Long
Vice President, General Counsel and Secretary

Dated: October 26, 2005

EXHIBIT INDEX

Exhibit number		Description
99.1	Press Release dated October 26, 2005

4